Exhibit 99.1

RetailMeNot Announces First Quarter 2014 Financial Results

•	Net Revenues were $61.3 million, up 51% year-over-year

•	Net Income was $6.1 million

•	Adjusted EBITDA was $21.4 million

AUSTIN, Texas, May 5, 2014 — RetailMeNot, Inc. (NASDAQ:SALE), which operates the world’s largest marketplace for digital offers, reported its financial results for the first quarter ended March 31, 2014.

First Quarter Key Metrics and Financial Results Highlights

(All comparisons are made to the first quarter of 2013)

•	Net revenues were $61.3 million, an increase of 51% compared to $40.6 million.

•	Organic net revenues increased 47%. Organic net revenues exclude net revenues from acquired businesses not owned during both comparative periods.

•	Net revenues from international markets totaled $13.7 million, up 55% compared to $8.8 million and represented 22% of total net revenues.

•	Mobile net revenues totaled $9.3 million, up 127% compared to $4.1 million and represented 15% of total net revenues.

•	Net income was $6.1 million, down 13% compared to net income of $7.0 million. On a year-over-year basis, the decline in net income is a result of increased investment and higher stock-based compensation expense.

•	Adjusted EBITDA was $21.4 million, up 17%, representing 35% of net revenues, compared to $18.2 million.

•	Visits grew 26% to 155.2 million, compared to 122.9 million.

“Our first quarter business results continue to demonstrate that more consumers are coming to our websites and mobile apps to save money when they shop, and retailers are looking at our marketplace to help them drive sales online and in-store,” said Cotter Cunningham, CEO, RetailMeNot, Inc. “In 2014, our employees are focused on giving consumers the most comprehensive, high quality choice of offers that help them shop for the things they need and want. We are excited about the continued innovation we are bringing to market as we look to provide millions of consumers with the best experience on our websites and mobile apps.”

First Quarter Business Highlights and Key Strategic Announcements

•	As of March 31, 2014, more than 16.3 million apps had been downloaded globally among RetailMeNot.com, VoucherCodes.co.uk, Poulpeo.com, and Bons-de-Reduction.com, up from 6.0 million as of March 31, 2013. During the first quarter, mobile app sessions totaled 125.3 million, versus 20.2 million during the first quarter of 2013.

•	As of March 31, 2014, RetailMeNot had 20.4 million global subscribers to a newsletter or store alert, up 107% year-over-year.

Quarterly Conference Call

RetailMeNot will host a webcast to discuss its first quarter 2014 financial results and business outlook today at 5:00 p.m. Eastern Time (4:00 p.m. Central Time). A live webcast of the conference call can be accessed within the investor relations section of the RetailMeNot website at http://investor.retailmenot.com. This webcast will contain forward-looking statements and other material information regarding the company’s financial and operating results. Additionally, in advance of the conference call RetailMeNot will post first quarter 2014 Management Commentary that can be accessed at http://investor.retailmenot.com.

Following completion of the call, a recorded replay of the webcast will be available on the website at http://investor.retailmenot.com. For those without access to the Internet, a replay of the call will be available beginning at 7:00 p.m. Central Time on May 5, 2014 through May 12, 2014 at 11:59 p.m. Central Time. To listen to the telephone replay, call (855) 859-2056 within the US or (404) 537-3406 internationally, access code 25303611.

About RetailMeNot, Inc.

RetailMeNot, Inc. (www.retailmenot.com/corp/) operates the world’s largest marketplace for digital offers. The company enables consumers across the globe to find hundreds of thousands of digital offers from retailers and brands. In 2013, RetailMeNot, Inc. experienced more than 560 million visits to its websites and estimates that $3.5 billion in paid retailer sales were attributable to consumer traffic from digital offers in its marketplace. Its mobile apps have been downloaded over 16 million times. The RetailMeNot, Inc. portfolio includes www.RetailMeNot.com, the world’s largest marketplace for digital offers in the United States; www.RetailMeNot.ca in Canada; www.VoucherCodes.co.uk, the largest marketplace for digital offers in the United Kingdom; www.Deals.com in Germany; www.Actiepagina.nl, a leading digital offer site in the Netherlands;
http://www.Bons-de-Reduction.com and www.Ma-Reduc.com, leading digital offer sites in France; www.Poulpeo.com, a leading digital offer site with cash back in France; and www.Deals2Buy.com, a leading digital offer site in North America. RetailMeNot, Inc. is listed on the NASDAQ stock exchange under the ticker symbol “SALE.” Investors interested in learning more about the company can visit: http://investor.retailmenot.com/.

Be sure to “like” RetailMeNot, Inc. on Facebook and follow the company via Twitter @retailmenotinc.

Operating Metrics

Visits. RetailMeNot defines a visit as a group of interactions that take place on one of RetailMeNot’s websites from computers, smartphones, tablets or other mobile devices within a given time frame as measured by Google Analytics, a product that provides digital marketing intelligence. A single visit can contain multiple page views, events, social interactions, custom variables and e-commerce transactions. A single visitor can open multiple visits. Visits can occur on the same day, or over several days, weeks or months. As soon as one visit ends, there is then an opportunity to start a new visit. A visit ends either through the passage of time or a campaign change, with a campaign generally meaning arrival via search engine, referring site or campaign-tagged information. A visit ends through passage of time either after thirty minutes of inactivity or at midnight Pacific Time. A visit ends through a campaign change if a visitor arrives via one campaign or source, leaves the site, and then returns via another campaign or source. Visits for the period do not include interactions through our mobile applications.

Non-GAAP Financial Measures

To provide investors with additional information regarding RetailMeNot’s financial results, RetailMeNot has disclosed in the table below and elsewhere herein adjusted EBITDA, a non-GAAP financial measure. RetailMeNot has provided a reconciliation below of adjusted EBITDA to net income, the most directly comparable GAAP financial measure. RetailMeNot defines adjusted EBITDA as net income plus depreciation, amortization of intangible assets, stock-based compensation expense, third-party acquisition-related costs, other non-cash operating expenses (including asset impairment charges and compensation-related charges associated with seller notes issued in connection with acquisitions), net interest expense, other non-operating income or expense (including changes in fair value of warrant liabilities and contingent consideration) and income taxes, net of any foreign exchange income or expense.

RetailMeNot discloses adjusted EBITDA because it is a key measure used by RetailMeNot and its board of directors to understand and evaluate RetailMeNot’s financial and operating performance, establish budgets and operational goals and as an element in determining executive compensation. RetailMeNot believes it also facilitates period-to-period comparisons of operations that could otherwise be masked by the effect of the expenses that RetailMeNot excludes in this non-GAAP financial measure and facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. However, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of RetailMeNot’s results as reported under GAAP. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income and RetailMeNot’s other GAAP results.

Forward-looking Statements

This release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding RetailMeNot’s strategy, future operations, future financial position, future net revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words

“anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “target” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management’s estimates regarding future net revenues and financial performance, visits and other statements about management’s beliefs, intentions or goals. RetailMeNot may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on RetailMeNot’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to RetailMeNot’s ability to manage its growth, including accurately planning and forecasting its financial results; RetailMeNot’s ability to attract visitors to its websites from search engines; RetailMeNot’s ability to attract and retain paid retailers and maintain its relationships with performance marketing networks; RetailMeNot’s ability to obtain and maintain digital offer content and maintain the positive perception of its brand; RetailMeNot’s need to monetize digital offers available through its mobile solutions; the competitive environment for RetailMeNot’s business; changes in consumer sentiment regarding RetailMeNot’s use of cookies; RetailMeNot’s need to manage regulatory, tax and litigation risks; RetailMeNot’s ability to protect consumer data and its intellectual property; RetailMeNot’s ability to manage international business uncertainties; the impact and integration of recent and future acquisitions; and other risks and potential factors that could affect RetailMeNot’s business and financial results identified in RetailMeNot’s filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K filed with the SEC on February 18, 2014. Additional information will also be set forth in RetailMeNot’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that RetailMeNot makes with the SEC. RetailMeNot does not intend or undertake any duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Media Contact

Brian Hoyt

RetailMeNot, Inc.

bhoyt@rmn.com

(512) 777-2957

Investor Contact

Michael Magaro

RetailMeNot, Inc.

ir@rmn.com

(512) 777-2899

– RMNSALE-F –

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Net revenues	$61,270	$40,561
Costs and expenses:
Cost of net revenues (1)	4,430	2,588
Product development (1)	10,706	5,950
Sales and marketing (1)	21,172	11,190
General and administrative (1)	9,347	5,366
Amortization of purchased intangible assets	3,443	2,830
Other operating expenses	1,348	430

Total costs and expenses	50,446	28,354

Income from operations	10,824	12,207
Other income (expense):
Interest expense, net	(531)	(649)
Other income (expense), net	28	(64)

Income before income taxes	10,321	11,494
Provision for income taxes	(4,246)	(4,519)

Net income	6,075	6,975

Preferred stock dividends on participating preferred stock	—	(6,054)

Total undistributed earnings	6,075	921
Undistributed earnings allocated to participating preferred stock	—	(901)

Net income attributable to common stockholders	6,075	20

Net income per share attributable to common stockholders:
Basic and diluted	$0.11	$0.02

Weighted average number of shares used in computing net income per share:
Basic	53,149	1,000

Diluted	55,562	2,965

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations (continued)

(Unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
(1) Includes stock-based compensation as follows:
Cost of net revenues	$341	$158
Product development	1,324	540
Sales and marketing	1,238	492
General and administrative	2,111	950

Total	$5,014	$2,140

RetailMeNot, Inc.

Calculation of Weighted-Average Basic and Diluted Shares Assuming Conversion of

Redeemable Convertible Preferred Stock

(Unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
Basic:
GAAP basic weighted-average common shares	53,149	1,000
Add: Weighted-average shares from assumed conversion of redeemable convertible preferred stock	—	44,180

Basic weighted-average common shares (as converted basis)	53,149	45,180

Diluted:
Basic weighted-average common shares (as converted basis)	53,149	45,180
Add: Dilutive effect of stock options	2,413	1,558
Add: Dilutive effect of common stock warrants	—	407

Diluted weighted-average common shares (as converted basis)	55,562	47,145

RetailMeNot, Inc.

Reconciliation of Adjusted EBITDA

(Unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
Net income	$6,075	$6,975
Depreciation and amortization	4,204	3,263
Stock-based compensation expense	5,014	2,140
Third party acquisition-related costs	—	194
Other operating expenses	1,348	430
Interest expense, net	531	649
Other income (expense), net	(28)	64
Provision for income taxes	4,246	4,519

Adjusted EBITDA	$21,390	$18,234

RetailMeNot, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	March 31, 2014	Dec. 31, 2013
Assets
Current assets:
Cash and cash equivalents	$196,466	$165,881
Accounts receivable, net	43,417	59,286
Prepaid assets and other current assets, net	16,012	10,661

Total current assets	255,895	235,828
Property and equipment, net	11,956	10,317
Intangible assets, net	77,443	80,813
Goodwill	179,916	179,659
Other assets, net	6,330	5,465

Total assets	$531,540	$512,082

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,214	$6,217
Accrued compensation and benefits	5,491	9,875
Accrued expenses and other current liabilities	6,717	5,586
Income taxes payable	4,504	4,835
Current maturities of long term debt	15,058	15,063

Total current liabilities	35,984	41,576
Deferred tax liability—noncurrent	5,729	8,796
Long term debt	24,500	26,250
Other noncurrent liabilities	6,031	4,151

Total liabilities	72,244	80,773
Stockholders’ equity:
Common stock	54	53
Additional paid-In capital	488,892	467,461
Accumulated other comprehensive loss	2,018	1,538
Accumulated deficit	(31,668)	(37,743)

Total stockholders’ equity	459,296	431,309

Total Liabilities and Stockholders’ Equity	$531,540	$512,082

RetailMeNot, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$6,075	$6,975
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization expense	4,204	3,263
Stock based compensation expense	5,014	2,140
Excess income tax benefit from stock-based compensation	(8,314)	—
Deferred income tax (benefit) expense	(4)	223
Non-cash interest expense	97	122
Amortization of deferred compensation	1,347	430
Other non-cash expense and fair value change in liabilities, net	56	36
Provision for doubtful accounts receivable	374	112
Changes in operating assets and liabilities:
Accounts receivable, net	15,567	7,735
Prepaid expenses and other current assets, net	(987)	(907)
Accounts payable	(1,977)	(1,812)
Accrued expenses and other current liabilities	(3,975)	1,462
Other noncurrent assets and liabilities	830	181

Net cash provided by operating activities	18,307	19,960
Cash flows from investing activities:
Payments for acquisition of businesses, net of acquired cash	—	(1,931)
Purchase of property and equipment	(2,393)	(645)

Net cash used in investing activities	(2,393)	(2,576)
Cash flows from financing activities:
Payments on notes payable	(1,750)	(2,225)
Payments of offering costs for follow-own offering	(64)	—
Excess income tax benefit from stock-based compensation	8,314	—
Payments of principal on capital lease arrangements	(3)	—
Payments for repurchase of common stock	(6)	—
Proceeds from exercise of options and warrants to purchase common stock	8,139	289

Net cash provided by (used in) financing activities	14,630	(1,936)
Effect of foreign currency exchange rate on cash	41	(253)

Change in cash and cash equivalents	30,585	15,195
Cash and cash equivalents, beginning of period	165,881	97,142

Cash and cash equivalents, end of period	$196,466	$112,337